Exhibit 99.1

SJW Group and Connecticut Water Amend Agreement;

SJW Group to Acquire All Connecticut Water Shares for $70.00 per Share in Cash

Companies Reaffirm Joint Commitment to Creating Leading, Diversified Pure Play Water Utility with

Financial Strength, Geographic Diversity and Scale to Accelerate Growth

Combination Expected to Be Immediately Accretive to SJW Group EPS, Increasing to

High Single Digit Percentage Accretive to SJW Group EPS in 2021

Represents a Superior Offer for Connecticut Water with a Significant Premium of 33% to its Unaffected

Share Price

Amended Transaction to be Funded with Conservative Mix of Equity and Debt to Achieve

At Least “A-” Credit Rating for SJW Group and Maintain Ability to Sustain Comparable Levels of

Investment and Dividends

San Jose, CA and Clinton, CT – August 6, 2018 – SJW Group (NYSE: SJW) (“SJW Group”) and Connecticut Water Service, Inc. (NASDAQ: CTWS) (“Connecticut Water”) today announced that they have amended the terms of their previously announced merger agreement from a stock-for-stock transaction to an all-cash acquisition of all outstanding common shares of Connecticut Water by SJW Group for $70.00 per Connecticut Water common share. The cash transaction, which has a value of $1.1 billion and an equity purchase price of $843 million, is expected to be immediately accretive to SJW Group’s earnings per share (EPS) in 2019 (post-close), increasing each year thereafter to high single-digit percentage EPS accretion in 2021.

The SJW Group and Connecticut Water Service Board of Directors each approved the amended merger agreement to help facilitate the closing of the companies’ transformative combination and ensure that their shareholders, customers, employees and communities realize its significant benefits. The respective Boards also believe that the $70.00 per share cash consideration will resolve any market distractions resulting from otherwise-inferior proposals for Connecticut Water. The amended merger agreement was unanimously approved by the Connecticut Water Board of Directors and by all SJW Group directors other than Eric Thornburg, who abstained from voting due to his ownership of Connecticut Water shares and the all-cash nature of the acquisition.

“The amended agreement reflects our continued and shared commitment with Connecticut Water to combine our two companies to create a leading national water and wastewater utility,” said Robert Van Valer, the lead independent director of SJW Group’s Board of Directors and trustee of the Roscoe Moss Jr. Revocable Trust, which is the largest stockholder of SJW Group. “Under the revised terms, the combination will substantially enhance our long-term value and significantly benefit our shareholders, employees, customers and local service area communities. Together, we will have a multi-state presence with a broader and more attractive growth platform and capacity to invest in our infrastructure, maintain our local operations and focus, provide greater opportunities for our employees and increase shareholder value over the immediate- and long-term.”

Carol P. Wallace, Chairman of the Connecticut Water Service Board, said, “Over the last two years, the Connecticut Water Service Board of Directors has conducted a thorough process considering various alternatives for a merger, acquisition or other strategic transaction designed to serve the best interest of Connecticut Water shareholders, customers, and employees and communities. We are pleased to reach this amended agreement with SJW Group, which achieves that objective by delivering a 33% premium and substantial cash value to shareholders while also honoring all the stakeholder commitments of the previously announced merger. This transaction continues to provide long-term benefits for customers, employees and communities with experienced local employees, leadership team and the New England headquarters remaining in Clinton. We are confident that SJW Group is the ideal partner for Connecticut Water and look forward to achieving continued growth and success as the third-largest investor-owned pure-play water and wastewater utility in the United States.”

AMENDED TERMS

Under the terms of the amended agreement, SJW Group will acquire all of the issued and outstanding common shares of Connecticut Water at a price of $70.00 per common share. This represents a superior offer with a significant premium of 33% to Connecticut Water’s unaffected closing share price of $52.57 on March 14, 2018 and exceeds Connecticut Water’s all-time high price of $69.72 per common share.

Following the close of the all-cash merger, SJW Group’s Board of Directors will expand by two seats, with the two vacancies to be filled by current Connecticut Water Service directors to be appointed by SJW Group to further bolster the Board’s expertise in the New England market. The combined company’s headquarters will be located in San Jose, CA, and its New England headquarters will be located in Clinton, CT. Members of Connecticut Water’s current executive team are expected to lead the New England region of the combined company. The combined company will be called SJW Group, with the New England organization known as Connecticut Water Service, Inc., and each of the company’s current operating subsidiaries will continue to operate under their existing brand names.

STRATEGIC AND FINANCIAL BENEFITS

The revised transaction terms maintain the compelling highlights of the previously announced combination of SJW Group and Connecticut Water:

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The formation of a leading, pure-play and geographically diverse water franchise, which on a pro-forma basis will be the third-largest investor-owned water and wastewater utility in the United States and, we believe, will have very attractive growth opportunities in the years to come and remain in a position to provide opportunities to employees and deliver safe and reliable water to customers.

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Highly attractive, stable and increased earnings growth profile. The combined company is expected to have operating revenue of approximately $496 million and recurring net income of approximately $74 million on a 2017 pro forma basis.

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Immediate EPS accretion for SJW Group shareholders in 2019 (post-close), increasing each year thereafter to high single digit percentage EPS accretion in 2021. Connecticut Water shareholders will receive a significant and certain premium for their shares upon closing.

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A robust balance sheet that enhances financial flexibility to increase sustained growth in SJW Group’s rate base, continue necessary investments in its water systems and employees and create a stronger, more stable utility enterprise with greater diversification and continued strong operating cash flow and dividends.

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Continued dividend growth with a strong investment grade credit rating of at least “A-” expected for the combined company. SJW Group anticipates that it will be able to continue its robust dividend payment trajectory.

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Low integration risk with an experienced management team that has over 187 years of combined experience in water utilities, significant expertise in each market the combined company will operate in and a proven track record of integrating numerous smaller acquisitions.

Eric Thornburg, SJW Group’s Chairman, President and Chief Executive Officer, said, “SJW Group is entering this combination from a position of financial strength and with attractive growth opportunities. We are confident that under the terms of this revised transaction the combined company will be able to accelerate our growth, enhance the quality of our services and offerings for customers and deliver significant value to our shareholders and our communities. We look forward to continuing our discussions with all of our stakeholders about the significant benefits we believe this combination provides.”

COMMITMENTS TO CUSTOMERS, EMPLOYEES AND LOCAL COMMUNITIES

“We consider this combination with the SJW Group as a unique opportunity to deliver superior value to our shareholders and still honor the commitments made to our customers, employees and communities which are at the core of our brand and mission of delivering life sustaining, high quality water service to families and communities,” said David C. Benoit, President and Chief Executive Officer of Connecticut Water.

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Serving local communities with a passionate, dedicated team of locally-based water professionals. Each of the combined company’s operating utilities and their customers will continue to be supported locally by a team of passionate, dedicated employees and existing leaders. They will bring their extensive certifications, operating experience and local knowledge to the communities they serve.

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Delivering customer benefits. The new organization will maintain the longstanding commitments of SJW Group and Connecticut Water to outstanding customer service, which will be enhanced by sharing of best practices, operational expertise and more extensive resources. There will be no change in customer rates as a result of the transaction, and the operating subsidiaries of the combined company will each continue to be subject to oversight by their respective state regulatory commissions for rates and quality of service.

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Honoring commitments to employees. Following the close of the transaction, employees will have additional opportunities for career development and geographic mobility as part of a larger, stronger, more diverse organization. Importantly, the combined company has committed that there will be no layoffs as a result of the transaction and does not anticipate any significant changes in employee compensation or benefits packages. SJW Group values its trusted union partnerships, and all union contracts will continue to be honored.

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Maintaining environmental stewardship. Environmental stewardship is a core value for both organizations, given the local nature of the water business. Both companies have been industry leaders in their efforts to promote water conservation and protect the valuable lands and water resources that have been entrusted to them. That focus will continue as the combined company seeks to further reduce its environmental footprint and look for opportunities to improve the sustainability of its business practices.

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Ongoing support of communities. In addition to retaining dedicated employee teams across its footprint, the new company will maintain strong community ties and participation in community events and organizations. The combined company will continue to focus on supporting economic development with investments in growth, safety and reliability.

CONSERVATIVE FINANCING

J.P. Morgan is providing committed financing for the revised transaction in the form of a new $975 million bridge loan facility. SJW Group will assume Connecticut Water’s existing debt and ultimately fund the $843 million equity purchase price through a conservative mix of debt and equity, with $450-550 million of equity. SJW Group anticipates that this conservative financing mix will allow SJW Group to maintain an attractive, strong investment grade credit rating of at least “A-”, enabling continued investment in the infrastructure, operations and customer service capabilities of the combined company. Additionally, SJW Group anticipates that it will be able to continue SJW Group’s robust dividend history and continue to pay an attractive and consistent cash dividend to shareholders.

CLOSING CONDITIONS

The revised transaction, which is expected to close in the first quarter of 2019, is subject to customary closing conditions and approvals, including the approval of Connecticut Water shareholders, the approvals of the Connecticut Public Utilities Regulatory Authority and the Maine Public Utilities Commission and the approval of the Federal Communications Commission. The waiting period under the Hart-Scott-Rodino Antitrust Improvements Act was terminated early on April 27, 2018. The California Public Utilities Commission (CPUC) previously instituted an investigation into whether the transaction is subject to its approval and anticipated impacts in California. The CPUC is planning to complete its inquiry in time to allow the acquisition to go forward, if appropriate, by the end of 2018. It is anticipated that consideration of the revised transaction will not substantially extend the current CPUC investigation.

The transaction is not subject to any financing condition. The revised transaction does not require approval from SJW Group shareholders and the previously anticipated special meeting of SJW Group shareholders to vote on the revised transaction will not take place.

Connecticut Water Service’s Board of Directors unanimously recommends that Connecticut Water shareholders vote in favor of the revised transaction. A date for the special meeting of Connecticut Water shareholders to vote on the revised transaction will be set in the near future.

SJW Group’s Board of Directors unanimously recommends that SJW Group shareholders discard the white cards and any materials received from California Water Service (NYSE: CWT) as part of its tender offer solicitation to acquire SJW Group. If SJW Group shareholders have previously tendered their shares, they may revoke their tender by contacting Georgeson LLC using the contact information provided below.

ADVISORS

J.P. Morgan Securities LLC is serving as financial advisor to SJW Group, and Skadden, Arps, Slate, Meagher & Flom LLP is legal counsel.

Wells Fargo Securities, LLC is serving as Connecticut Water’s financial advisor and Sullivan & Cromwell LLP as its legal counsel.

For additional information, please visit https://www.sjw-ctws.com/combination/.

Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Some of these forward-looking statements can be identified by the use of forward-looking words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “projects,” “strategy,” or “anticipates,” or the negative of those words or other comparable terminology.

The accuracy of such statements is subject to a number of risks, uncertainties and assumptions including, but not limited to, the following factors: (1) the risk that the conditions to the closing of the proposed transaction between SJW Group and Connecticut Water may not be satisfied or waived, including the risk that required approvals from the security holders of Connecticut Water to the proposed transaction are not obtained; (2) the risk that the regulatory approvals required for the proposed transaction are not obtained, or that in order to obtain such regulatory approvals, conditions are imposed that adversely affect the anticipated benefits from the proposed transaction or cause the parties to abandon the proposed transaction; (3) the effect of water, utility, environmental and other governmental policies and regulations; (4) litigation relating to the proposed transaction; (5) uncertainties as to the timing of the consummation of the proposed transaction and the ability of each party to consummate the proposed transaction; (6) risks that the proposed transaction disrupts the current plans and operations of SJW Group or Connecticut Water; (7) the ability of SJW Group and Connecticut Water to retain and hire key personnel; (8) competitive responses to the proposed transaction; (9) unexpected costs, charges or expenses resulting from the proposed transaction, including, without limitation, related to SJW Group’s financing plans in connection with the proposed transaction; (10) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (11) the combined company’s ability to achieve the growth prospects and synergies expected from the proposed transaction, as well as delays, challenges and expenses associated with integrating SJW Group’s and Connecticut Water’s existing businesses; and (12) legislative and economic developments. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the proxy statement filed by Connecticut Water in connection with the proposed transaction, and are more fully discussed in SJW Group’s quarterly report on Form 10-Q for the period ended June 30, 2018 filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 27, 2018 and Connecticut Water’s quarterly report on Form 10-Q for the period ended March 31, 2018 filed with the SEC on May 9, 2018.

In addition, actual results are subject to other risks and uncertainties that relate more broadly to SJW Group’s overall business, including those more fully described in its filings with the SEC including, without limitation, its annual report on Form 10-K for the fiscal year ended December 31, 2017 and Connecticut Water’s overall business and financial condition, including those more fully described in its filings with the SEC including its annual report on Form 10-K for the fiscal year ended December 31, 2017. Forward looking statements are not guarantees of performance, and speak only as of the date made, and none of SJW Group, its management, Connecticut Water or its management undertakes any obligation to update or revise any forward-looking statements except as required by law.

IMPORTANT INFORMATION FOR INVESTORS AND SHAREHOLDERS

In response to the tender offer for all the outstanding shares of common stock of SJW Group commenced by California Water Service Group (“California Water”) through its wholly owned subsidiary, Waltz Acquisition Sub, Inc., SJW Group has filed a solicitation/recommendation statement on Schedule 14D-9 with the SEC on June 15, 2018, as amended by that Amendment No. 1 to Schedule 14D-9 filed with the SEC on June 26, 2018. Investors and stockholders of SJW Group are urged to read the solicitation/recommendation statement on Schedule 14D-9 and other documents that are filed or will be filed with the SEC carefully and in their entirety because they contain important information. Investors and stockholders of SJW Group may obtain a copy of these documents free of charge at the SEC’s website at www.sec.gov. These materials are also available free of charge at SJW Group’s investor relations website at https://sjwgroup.com/investor_relations. In addition, copies of these materials may be requested free of charge from SJW Group’s information agent, Georgeson LLC, toll-free at (866) 357-4029.

SJW Group Contacts

Investors

Andrew Walters

Chief Administrative Officer, SJW Group

408-279-7818, andrew.walters@sjwater.com

Georgeson LLC

William Fiske / Edward Greene

212-440-9800; 866-357-4029, BFiske@georgeson.com

Media

Jayme Ackemann

Director of Corporate Communications, SJW Group

408-918-7247, Jayme.Ackemann@sjwater.com

Abernathy MacGregor

Chuck Dohrenwend, 212-371-5999, cod@abmac.com

Jeremy Jacobs, 212-371-5999, jrj@abamac.com

Nazan Riahei, 213-630-6550, nkr@abmac.com

Connecticut Water Contacts

Daniel J. Meaney, APR

Director, Corporate Communications

860-664-6016

dmeaney@ctwater.com

Investors

Mike Verrechia / Bill Dooley

Morrow Sodali, LLC

800-662-5200

CTWS@morrowsodali.com

Media

Joele Frank, Wilkinson Brimmer Katcher

Sharon Stern / Barrett Golden / Joseph Sala

212-355-4449